EXHIBIT 10.57



   Schedule  to   Exhibit  10.57  pursuant   to  Item  601   of
   Regulation S-K.

        Assignment  Agreement  "C. E.  Thornton"  dated  as  of
        August   24,  1994   between  the   Company  and  Grace
        Brothers, Ltd.

        Assignment  Agreement  "C.  E. Thornton"  dated  as  of
        August 24, 1994  between the Company and The  Equitable
        Life Assurance Society of the United States.

        Assignment  Agreement  "C.  E.  Thornton"  dated as  of
        August 24,  1994 between the  Company and John  Hancock
        Mutual Life Insurance Company.

        Assignment Agreement  "C.  E.  Thornton"  dated  as  of
        August  24, 1994  between the  Company and  Knights  of
        Columbus.

        Assignment  Agreement  "C. E.  Thornton"  dated  as  of
        August 24, 1994 between  the Company and  Massachusetts
        Mutual Life Insurance Company.

        Assignment  Agreement  "C.  E.  Thornton" dated  as  of
        August 24,  1994 between  the Company  and New  England
        Mutual Life Insurance Company.


                       ASSIGNMENT AGREEMENT
                         "C.E. Thornton"


             This  ASSIGNMENT AGREEMENT dated  as of August 24,
   1994, between the noteholder whose name appears on the signature pages hereto (the "Assignor") and READING & BATES
   CORPORATION (the "Assignee").

             WHEREAS,   Shawmut  Bank   Connecticut,   National
   Association  (formerly  known as  The  Connecticut  National
   Bank), a national banking association, as successor trustee to The First National Bank of Boston, a national banking association, not in its individual capacity but solely as trustee under the Trust Agreement (in such capacity, together with its successors and assigns in such capacity, the "Owner Trustee"), has issued its 15% Secured Notes due December 7, 1999 (Reading and Bates "C.E. Thornton" Equipment Trust) (collectively, the "Notes") pursuant to the Trust Indenture and Security Agreement dated December 7, 1984, as amended and restated as of March 27, 1991 (as amended, supplemented and otherwise modified from time to time, the "Indenture") between the Owner Trustee and State Street Bank and Trust Company of Connecticut, National Association, a national banking association, as trustee thereunder (in such capacity, together with its successors and assigns in such capacity, the "Indenture Trustee") (capitalized terms used herein and not otherwise defined herein are used herein as defined in the Indenture);

             WHEREAS, pursuant to that certain Thornton Assignment Agreement dated as of June 28, 1991 (as amended, supplemented and otherwise modified from time to time, the "1991 Assignment") between the Assignor and the other institutions  signatory  thereto  (collectively,  the  "1991
   Assignors"), and Internationale Nederlanden Bank (formerly known as NMB Postbank Groep N.V.)(the "1991 Assignee"), each 1991 Assignor sold to 1991 Assignee, and 1991 Assignee thereby purchased from each such 1991 Assignor, an interest equal to the principal of, and interest on, the Notes held by such 1991 Assignor, but only to the extent such principal and interest represented payments of Alternative Basic Hire or Regular Basic Hire (the foregoing assignment and the rights thereunder being herein collectively referred to as the "Excluded Rights"); and said 1991 Assignment expressly excludes therefrom, and reserves to the Assignor, any property taken by the Owner Trustee, the Indenture Trustee or any holder of a Note as collateral for the Notes or Regular Basic Hire or Alternative Basic Hire and any right to assert or seek to exercise any legal right or claim against the Owner Trustee, the Indenture Trustee, Reading & Bates Exploration Co. ("RBX"), the Owner Participant, any holder of a Note or any Guarantor including, without limitation, any right to give instructions under the Indenture to the Owner Trustee or the Indenture Trustee;

             WHEREAS, the Assignor proposes to assign to the Assignee, among other things, all of its right, title and interest in, to and under the Notes, the Indenture and the other Operative Documents, including all of its rights not heretofore assigned pursuant to the 1991 Assignment, all as more specifically set forth in Section 1 below;

             WHEREAS,  the  Assignee proposes  to  accept  such
   assignment   from the Assignor on  the terms  and subject to
   the conditions set forth herein;

             NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

             SECTION 1.  Assignment.

             (a) On the terms and subject to the conditions set forth herein and in the 1991 Assignment, the Assignor hereby sells, assigns and transfers to the Assignee, effective August 24, 1994 or such later date as the parties hereto may mutually agree (the "Effective Date"), all its right, title and interest in, to and under (i) each Note held by it and any accrued and unpaid interest thereon through the Effective Date, (ii) the Indenture, (iii) the Thornton Restructuring Documents, (iv) the 1991 Assignment,
   (v) the Thornton Waiver Agreement dated as of May 31, 1991, as amended, among each of the Noteholders, the Owner
   Trustee and the Indenture Trustee, (vi) the Thornton Rescission Agreement dated as of June 28, 1991, as amended, among RBX, the Assignee, each of the Noteholders, the Owner Trustee, the Indenture Trustee and the Owner Participant,
   (vii) the Guarantee dated March 29, 1991 by State Street Bank and Trust Company and (viii) each of the other
   Operative Documents to which it is a party, including, without limitation, all related claims for amounts payable thereunder and all rights, powers or remedies on the part of the Assignor, whether arising thereunder or by statute or at law or in equity or otherwise in respect thereof, provided, that there is expressly excluded from the foregoing sale, assignment and transfer all Excluded Rights (the "Assignment").

             (b) The Assignee hereby accepts such sale, assignment and transfer, effective as of the Effective Date, and assumes all of the obligations of the Assignor under the Notes held by the Assignor, the Indenture and the other Operative Documents.

             (c) Upon satisfaction of the conditions set forth in Section 5, the Assignee shall, as of the Effective Date, succeed to the rights and be obligated to perform the obligations of a "Noteholder" (and other words of similar import) for purposes of the Indenture and the other Operative Documents and the Assignor shall, as of the Effective Date, be released from its obligations under the Indenture and the other Operative Documents to the extent such obligations have been assumed by the Assignee. Such sale, assignment and transfer is without recourse to the Assignor and is without representation or warranty except as specifically set forth herein.

             (d) The closing of the Assignment shall take place at the offices of Milbank, Tweed, Hadley & McCloy, counsel to the Assignee, 1 Chase Manhattan Plaza, New York, New York 10005, on the date (which shall be a business day) indicated by the Assignee to the Assignor, which date shall be no more than fifteen business days following the Termination Date (as defined in that certain Offer Letter (the "Offer Letter") dated as of August 8, 1994 between the Assignor and the Assignee) or such other time and place as the parties may mutually agree.

             SECTION 2. Payment. As consideration for the sale, assignment and transfer set forth in Section 1 hereof, the Assignee shall pay to the Assignor at the closing such amounts and such consideration in the form of capital stock of the Assignee as may be specified pursuant to the Offer Letter. Each of the Assignor and the Assignee agrees that if it receives any amount under the Indenture or the other Operative Documents which is for the account of the other, it shall hold the same in trust for the other to the extent of the other's interest therein and shall pay promptly the same to the other.

             SECTION 3. Accrued Payments, Etc. The Assignor agrees that any payment it may receive after the Effective Date pursuant to the Operative Documents, whether applicable to a period before or after the Effective Date, shall inure to the benefit of the Assignee and the Assignor shall pay such amounts to the Assignee promptly upon receipt.

             SECTION 4. Transfer Costs. The Assignor and the Assignee agree that each party shall bear its own expenses in connection with this Assignment Agreement. The Assignee agrees to pay the reasonable fees and expenses of the
   Indenture Trustee in connection with this Assignment Agreement and the transactions contemplated hereby.

             SECTION 5. Conditions Precedent. The effectiveness of the Assignment hereunder is subject to (a) the due execution and delivery of this Assignment Agreement by the Assignor and the Assignee; (b) the satisfaction of the conditions set forth in the Offer Letter; (c) the receipt by  the  Assignor  of  the payment  referred  to  in
   Section 2 hereof; and (d) such other documents as the parties hereto may reasonably request. At the closing of the Assignment, the Assignor shall endorse the Notes held by it to the order of the Assignee or its nominee, and shall deliver the Notes held by it to the Assignee or its counsel. In addition, the Assignor shall, in the form attached hereto as Exhibit A, request that the Owner Trustee execute, and the Indenture Trustee authenticate and deliver, new Notes registered in the name of the Assignee or its nominee. Each such new Note shall be dated the Delivery Date and be in the same aggregate principal amount of the Note or Notes surrendered, and the Indenture Trustee shall make a notation on each new Note of the aggregate amount of all payments or prepayments of principal previously made on the old Note or Notes with respect to which such new Note is issued, the date on which such new
   Note is issued and the date to which interest on such old Note or Notes has been paid.

             SECTION  6.  Representations and Warranties of the
   Assignor.   The  Assignor  represents  and warrants  to  the
   Assignee as follows:

             (a) The Assignor has full power and authority, and has taken all action necessary to execute and deliver this Assignment Agreement and any other documents required or permitted to be executed and delivered by it in connection with this Assignment Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment Agreement, and no governmental authorizations or other authorizations are required in connection therewith.

             (b) This Assignment Agreement constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

             (c) The Assignor is, and on the Effective Date will be, the sole owner of the Notes held by it, and has, and on the Effective Date will have, good title to its rights and interests hereby assigned pursuant to this Assignment Agreement, free and clear of all liens, security interests, assignments, claims or other charges or encumbrances or any nature whatsoever (except as provided in the 1991 Assignment).

             (d) The Assignor has been provided an opportunity to obtain such documents and information concerning the Assignee, the Offer Letter, the Notes, this Assignment Agreement and the transactions contemplated hereby and thereby as it has deemed appropriate in making its own analysis and financial and legal evaluation of the Assignee, the Offer Letter, the Notes, this Assignment
   Agreement and the transactions contemplated hereby and thereby, and the Assignor represents and warrants that it has, independently and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition, business, creditworthiness and affairs of the Assignee and of the value and terms of the Notes, this Assignment Agreement, the Offer Letter, and the rights assigned pursuant hereto.

             (e) The Assignor represents that it is an "accredited investor" as such term is defined in Regulation D under the Act and has such knowledge and experience in financial and business matters that it is capable of
   evaluating  the   merits  and   risks  of  the   transaction
   contemplated hereby.

             (f) The Assignor has not, and nor has anyone acting on the Assignor's behalf, employed or engaged any agent, broker or finder or incurred any liability for any brokerage fees, commission or finders' fees in connection with the transactions contemplated hereby.

             SECTION 7.   Representations and Warranties of the
   Assignee.   The Assignee hereby  represents and warrants  to
   the Assignor as follows:

             (a) The Assignee has full power and authority, and has taken all action necessary to execute and deliver this Assignment Agreement and any other documents required or permitted to be executed and delivered by it in connection with this Assignment Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment Agreement, and no governmental authorizations or other authorizations are required in connection therewith.

             (b) This Assignment Agreement constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

             SECTION 8. Further Assignments. Nothing contained herein shall prohibit or otherwise restrict the rights of the Assignee to further transfer or assign the Notes and other interests hereby assigned to it hereunder.

             SECTION 9. Further Assurances. The Assignor and the Assignee hereby agree to execute and deliver such other instruments and documents, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment Agreement including, without limitation, the delivery of any notices to the Owner Trustee or the Indenture Trustee which may be required in connection with the Assignment contemplated hereby.

             SECTION 10. Governing Law; Submission to Jurisdiction, Etc.. This Assignment Agreement shall be deemed to be a contractual obligation under, and shall be governed by and construed and interpreted in accordance with, the law of the State of New York. Each of the Assignor and the Assignee hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Assignment Agreement or the transactions contemplated hereby. Each of the Assignor and the Assignee hereby waives, to the fullest extent permitted by applicable law, any objection to the laying of venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

             SECTION  11.   Binding  Effect.    This Assignment
   Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

             SECTION 12.   Amendments.   Any provision of  this
   Assignment Agreement may be modified or supplemented only by an instrument in writing signed by each of the parties hereto.

             SECTION 13.  Interpretation.  The headings  of the
   various sections hereof are for convenience of reference only and shall not affect the meaning or construction of any provision hereof.

             SECTION 14. Counterparts. This Assignment Agreement may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument and any of the parties hereto may execute this Assignment Agreement by signing any such counterpart.





                   [Signature page to follow.]



             IN  WITNESS  WHEREOF,   the  parties  hereto  have
   caused  this  Assignment   Agreement  to  be   executed  and
   delivered by their duly authorized officers as of the day and year first above written.


                                 Assignor

                                 Name:



                                 By____________________________
                                   Title:




                                 Assignee

                                 READING & BATES CORPORATION



                                 By____________________________
                                   Title:

                                                      Exhibit A

                        [NAME OF ASSIGNOR]
                      [Address of Assignor]


                                           [Effective Date]

   State Street Bank and Trust
     Company of Connecticut,
     National Association, as
     Indenture Trustee
   750 Main Street
   Hartford, Connecticut 06115
   Attn: Corporate Trust Administration

   Shawmut Bank Connecticut,
     National Association, as
     Owner Trustee
   777 Main Street
   Hartford, Connecticut 06103
   Attn: Corporate Trust Administration

             Re: Trust Indenture and Security Agreement dated December 7, 1984, as amended and restated as of March 27, 1991 (the "Indenture") between State Street Bank and Trust Company, National Association, as Indenture Trustee thereunder (the "Indenture Trustee") and Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank), as owner trustee (the "Owner Trustee") and Assignment Agreement dated as of [August __], 1994 (the "Assignment Agreement") between the undersigned (the "Assignor") and Reading & Bates Corporation (the "Assignee")

   Ladies and Gentlemen:

             We hereby give notice that, effective as of the date hereof, the Assignor has sold, assigned and transferred to the Assignee, among other things, its right, title and interest in and to the Note[s] delivered herewith and the other Operative Documents as more particularly described in Section 1 to the Assignment Agreement, but expressly excluding therefrom all Excluded Rights (the foregoing sale, assignment and transfer being herein collectively referred to as the "Assignment"), and the
   Assignee has assumed all the obligations of the Assignor thereunder with respect to the Assignment. Terms not defined herein are used herein as defined in the Assignment Agreement.

             The Assignor hereby delivers its Note[s] to the Indenture Trustee pursuant to the terms of the Assignment Agreement and Section 2.07 of the Indenture. The Assignor requests that the Owner Trustee execute, and the Indenture Trustee authenticate and deliver, a new Note registered in the name of the Assignee in the same original principal amount and dated the same date as each Note delivered hereunder. In addition, the Assignor requests, pursuant to the terms of Section 2.07 of the Indenture, that the Indenture Trustee shall make a notation on each new Note of the aggregate amount of all payments or prepayments of principal previously made on the old Note delivered hereunder and with respect to which such new Note is issued, the date on which such new Note is issued and the date to which interest on such old Note has been paid.

             The address for notices and payments, and payment instructions for the Assignee are as follows:
             Address for notices in respect of
             payments and prepayments:

             READING & BATES CORPORATION
             901 Theadneedle
             Houston, Texas 77079
             Attn:  Tim W. Nagle
             Telephone Number:  (713) 496-5000
             Telecopy Number:   (713) 496-0285

             Address for all other notices:

             READING & BATES CORPORATION
             901 Theadneedle
             Houston, Texas 77079
             Attn:  Wayne K. Hillin, Esq.
             Telephone Number:  (713) 496-5000
             Telecopy Number:   (713) 496-0285

             Payment Instructions:

             Bankers Trust Company
             1 Bankers Trust Plaza
             New York, New York 10006
             For account of Reading & Bates Corporation
             Account Number 00-132-716
             ABA Number 0210-0103-3

             Please sign and return the enclosed copy of this letter to the Assignee at the above address to indicate your receipt hereof.
                                      Very truly yours,


                                      Name:____________________




                                      By_______________________
                                         Title:

   ACKNOWLEDGED:

   STATE STREET BANK AND TRUST COMPANY
     OF CONNECTICUT, NATIONAL ASSOCIATION,
     as Indenture Trustee


   By______________________________
     Title:


   SHAWMUT BANK CONNECTICUT,
     NATIONAL ASSOCIATION, as
     Owner Trustee


   By______________________________
     Title: